Financial Results Conference Call July 30, 2025 Q2:2025

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Our growth expectations in 2025 and beyond, including our growth in surgery, increased funding in targeted research and expandedproduct portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN and AMNIOEFFECTdriving Surgical growth; • the future of CELERA and EMERGE’sand their impact on our financial results; • 2025 guidance, including revenue growth, adjusted EBITDA margin, gross margin, sales and marketing expenses, G&A expenses, R&D expenses and year end cash balance; • Longer term guidance, including net sales growth and adjusted EBITDA margins; • Our ability to manage Private Office dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability. Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Q2:25 Financial Results Conference Call 2

Opening Remarks Joseph H. Capper, Chief Executive Officer 3Q2:25 Financial Results Conference Call

Q2:25 Highlights – A Record Performance Q2:25 Financial Results Conference Call 4 Net Sales $99MM +13% YoY GAAP Gross Margin & Adjusted Gross Margin1 81% & 84% GAAP Net Income $10MM Adj. EBITDA1 $24MM 25% of net sales Free Cash Flow1 $14MM 1) Adjusted Gross Margin, Free Cash Flow, Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure. Surgical Growth +15% YoY Q2:25 Cash $119MM

Strategic Priorities Position Us to Win in 2025 & Beyond

MIMEDX

1	2	3
Innovate & Diversify Product Portfolio to Maximize Growth	**Develop & Deploy Programs to Expand Surgical Footprint**	**Enhance Customer Intimacy**
Enrollment continues for EPIEFFECT RCT with plans for interim report out	Study on cost effectiveness of using MIMEDX products following Mohs surgery published in May in *Journal of Drugs in Dermatology*	Evolving market dynamics place greater importance on comprehensive value offering, providing opportunity for MIMEDX Connect to drive stickiness
Received TRG letter for our latest innovation, EPIXPRESS, clearing way for launch later this year	AMNIOFIX & AMNIOEFFECT continues to see strong uptake in surgical setting	Continue to develop programs and initiatives to further drive customer intimacy
Pilot programs underway for non-skin substitute Wound products, including with Vaporox	HELIOGEN sales accelerating with promising trajectory	

Q2:25 Financial Results Conference Call | 5

Medicare Reform Expected to Transform Category in 2026 Q2:25 Financial Results Conference Call 6 LCDs in all MAC regions are scheduled for implementation on Jan. 1, 2026, requiring RCT data for coverage of skin substitutes PFS and OPPS proposed rules scheduled for implementation on Jan. 1, 2026, aligning payment model in private office and hospital outpatient settings with $125.38/cm2 price cap on skin substitutes Wasteful and Inappropriate Service Reduction “WISeR” model introduced to reduce clinically unsupported care by increasing oversight and review for Medicare services MIMEDX uniquely positioned for continued success with best-in-class, well-studied product portfolio Explosive Medicare spend in the category driven primarily by fraud, waste and abuse Dozens of new companies selling expensive, unproven products in the private office and associated care settings Medicare spend for skin substitutes balloons to nearly $10 billion in 2024, up from approximately $500 million in 2020 Prices reach $4,000/cm2 on ASP list, attracting national attention and CMS, OIG and DOJ scrutiny 2020 - 2025 2026 & Beyond

Increasing Full Year 2025 Net Sales Outlook Q2:25 Financial Results Conference Call 7 Full Year 2025* Long-Term Net Sales % Growth Adjusted EBITDA Margin Above 20%Profitability Low double-digits vs. 2024 Low double-digits Reaffirming 2025 Adjusted EBITDA Margin & Long-Term Financial Goals *2025 Outlook provided as of July 30, 2025. Actual results may differ.

Financial Results Doug Rice, Chief Financial Officer 8Q2:25 Financial Results Conference Call

Q2:25 Net Sales Recap

Total Net Sales



$87MM
+13% yoy
$99MM
Q2:24
Q2:25

By Product Category



$30MM
$58MM
$34MM
+15% yoy
$64MM
+12% yoy
Q2:24
Q2:25
Wound
Surgical

Strong Surgical growth, led by increased and expanding uptake of AMNIOEFFECT, AMNIOFIX and HELIOGEN

Wound performance driven by newer products, CELERA™ and EMERGE™

Numbers do not sum due to rounding

Q2:25 Financial Results Conference Call | 9

$18MM $11MM $20MM $10MM $15MM $24MM Q2:25 P&L Metrics Q2:25 Financial Results Conference Call 10 $72 $42MM $14 $3MM $80 $48MM $16 $3MM Q2:24 Q2:25 S&M Adj. EBITDA1GAAP Net Income R&D % of net sales 48% 49% 3% 3% % of net sales 20% 10% 23% 25% Adj. Net Income1 13% 15% Gross Profit & Margin 83% 81% 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA, Adjusted Net Income and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure. G&A 16% 17% Continue to deliver solid operational results… …and expense management across the business… …resulting in record Adjusted EBITDA in Q2:25 % of net sales Adj. Gross Margin1 83% 84%

Q2:25 Balance Sheet & Cash Flows Q2:25 Financial Results Conference Call 11 Net Cash Balance Has Increased $50MM in the Last Year 1) Free Cash Flow is a non-GAAP financial measure. See the Appendix for a reconciliation to the nearest GAAP measure. $50MM $70MM $86MM $88MM $100MM Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 $14MM Q2:25 Free Cash Flow1 continues our trend of strong Free Cash Flow conversion, bolstering our balance sheet and allowing us to evaluate and pursue opportunities to unlock shareholder value

Joseph H. Capper, Chief Executive Officer 12Q2:25 Financial Results Conference Call Additional Commentary & Closing Remarks

Q2:25 Summary Q2:25 Financial Results Conference Call 13 Net Sales $99 million +13% YoY Adjusted EBITDA1 $24 million 25% of net sales 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA and related margins are non-GAAP financial measures. See Appendix for a reconciliation to the nearest GAAP measure.

Closing Remarks & Q&A 14Q2:25 Financial Results Conference Call

Appendix 15

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. 16

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. 17

Adjusted Gross Profit & Adjusted Gross Profit Margin 18 Three Months Ended June 30, 2024June 30, 2025Amounts (in millions) $ 72.4$ 79.9GAAP gross profit 0.42.5Amortization of acquisition-related intangible assets $ 72.8$ 82.4Adjusted Gross Profit 83.5%83.6 %Adjusted Gross Profit Margin

Adjusted EBITDA - QTD 19 June 30, 2024June 30, 2025Amounts (in millions) for the three months ended $ 17.6$ 9.6Net income 0.60.6Depreciation expense 0.62.6Amortization of intangible assets —(0.7)Interest income, net 5.63.4Income tax provision 4.14.8Stock-based compensation expense 0.62.5Strategic legal and regulatory expenses —0.8Reorganization expenses 0.50.6Transaction-related expenses (9.7)—Investigation, restatement and related expense $ 19.8$ 24.2Adjusted EBITDA 22.7%24.5 %Adjusted EBITDA margin

Adjusted Net Income and Adjusted EPS - QTD 20 June 30, 2024June 30, 2025Amounts (in millions) for the three months ended $ 17.6$ 9.6Net income - GAAP 0.42.5Amortization of acquisition-related intangible assets 0.62.5Strategic legal and regulatory expenses (9.7)—Investigation, restatement and related expense 0.50.6Transaction-related expenses —0.8Reorganization expenses 1.9(1.5)Adjustment for income taxes1 $ 11.2$ 14.6Adjusted net income 148.9149.3Weighted average common shares outstanding - adjusted (millions)2 $ 0.08$ 0.10Adjusted earnings per share (1) Reflects adjustment for a long-term expected tax rate of 25%, roughly equal to the statutory Federal tax rate (21%) plus the Company’s state effective tax rate, net of federal benefit (~4%). Calculation does not consider differences in treatment of income and expense items for tax purposes, nor does it consider net operating losses and other deferred tax assets available to the Company.

Free Cash Flow 21 Three months ended June 30, 2024June 30, 2025Amounts in millions $ 21.8$ 14.4Cash flows from operating activities (0.1)(0.2)Purchases of equipment $ 21.7$ 14.2Free Cash Flow